Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Spectral Capital Corporation (the "Company") on Form 10-Q for the period ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Spalding, in my capacity as Chief Financial Officer and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen Spalding
Date: November 13, 2023	Stephen Spalding Chief Financial and Accounting Officer